THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    PRESIDENT'S MESSAGE
------------------------------------------------------------------------------
DEAR SHAREHOLDER:

     The management of The Rodney Square International Equity Fund (the "Fund") would like to report to you on the Fund's activity for the fiscal year ended October 31, 1995.

OPERATION SUMMARY:

     Since early 1993, the Fund has been operated in a multi-manager format with Wilmington Trust Company ("WTC") as "adviser" to the Fund, and with Clemente Capital, Inc. ("Clemente") and Scudder Stevens & Clark, Inc. ("Scudder") as sub-advisers. We continue to believe that the size, complexity and relative inefficiency of the international markets favors the use of multiple managers.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE*

     As a result of the difficult market for international investments, the Fund's total return was -1.18% for the fiscal year ended October 31, 1995. This result was somewhat lower than the Europe, Australia and Far East Index ("EAFE Index") which experienced a total return of -0.37% during the same period. The U.S. market faired much better during the year with the Standard & Poor's 500 Index ("S&P 500") providing a total return of 26.44%. Both the EAFE Index and S&P 500 are widely followed, unmanaged, capitalization-weighted indices of publicly traded stocks. The EAFE contains 1,020 companies representing the stock markets of Europe, Australia, New Zealand, and the Far East, while the S&P 500 contains 500 U.S. stocks.

     To put this in perspective the following table shows that over the past three years, the EAFE Index and the S&P 500 have performed as follows:

                           ANNUAL TOTAL RETURNS AS OF
                    --------------------------------------
                    10/31/95       10/31/94       10/31/93
                    --------       --------       --------
     EAFE Index       -0.37%         10.10%         37.46%
     S&P 500          26.44%          3.87%         14.94%

Both indices returned a cumulative 51% over this three year period, but the distribution of the international returns was "front-end" loaded, and this past year was by far the most difficult of the last three for international investors.

------------------------------------------------------------------------------
* PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY WILMINGTON TRUST COMPANY OR ANY OTHER BANKING INSTITUTION, THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THE TOTAL RETURNS SHOWN ABOVE DO NOT REFLECT THE EFFECT OF THE MAXIMUM SALES LOAD OF 4.00%. RETURNS ARE HIGHER DUE TO THE ADVISER'S MAINTENANCE OF THE FUND'S EXPENSES. SEE FINANCIAL HIGHLIGHTS ON PAGE 16.

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    PRESIDENT'S MESSAGE -- CONTINUED
------------------------------------------------------------------------------
     The following chart represents the performance of the Fund and that of the EAFE Index, since the Fund's commencement of operations on November 2, 1987.

[GRAPHICAL REPRESENTATION (POINTS AND LINES) REQUIRED BY ITEM 5A OF FORM N-1A] [FOLLOWING ARE GRAPH POINTS AND TOTAL RETURNS]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENTS **

                 Nov-87  Oct-88  Oct-89  Oct-90  Oct-91  Oct-92  Oct-93  Oct-94  Oct-95
Rodney Square
  International
  Equity         $9,600 $10,616 $11,860 $11,225 $12,058 $10,681 $13,741 $15,079 $14,901
EAFE Index      $10,000 $12,516 $13,535 $11,800 $12,620 $10,951 $15,054 $16,571 $16,510

                                      AVERAGE ANNUAL TOTAL RETURN *

                              1 YEAR       3 YEAR     5 YEAR   INCEPTION **
                              ---------------------------------------------
Rodney Square
  International
  Equity                      (1.18)        11.74       5.83      5.11**
EAFE Index                    (0.37)        14.66       6.95      6.47

     In the first six months of the Fund's fiscal year, bear market conditions gripped most of the world's stock markets with the notable exception of the United States. The initial and most precipitous decline was in the Mexican market, following that government's devaluation of the peso in December, 1994. The resulting 63% decline in Mexican stocks from December, 1994 to February, 1995 led to a period of extreme underperformance in most emerging markets in both Latin America and the Pacific Rim. While the stock markets of more developed nations faired better than those of emerging markets, it was largely through foreign currency gains against the dollar that the U.S. investor was protected against widespread local stock price declines. During the second half of the Fund's fiscal year, the situation began to reverse itself as the macroeconomic environment took a turn for the positive. The currency turmoil that had gripped the markets earlier in the year abated, while global interest rates reversed their upward trend from early 1994. In particular, rate cuts by U.S. and Japanese central banks in support of the dollar gave an uplift to the investment backdrop.
------------------------------------------------------------------------------
* PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. CERTAIN VALUES SHOWN ABOVE DO NOT REFLECT THE EFFECT OF THE MAXIMUM SALES LOAD OF 4.00%. RETURNS ARE HIGHER DUE TO THE ADVISER'S MAINTENANCE OF THE FUND'S EXPENSES. SEE FINANCIAL HIGHLIGHTS ON PAGE 16.

** THE VALUES SHOWN FOR THE FUND REFLECT THE EFFECT OF THE MAXIMUM SALES LOAD OF 4.00% ON A HYPOTHETICAL INITIAL INVESTMENT OF $10,000.

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    PRESIDENT'S MESSAGE -- CONTINUED
------------------------------------------------------------------------------
     Scudder and Clemente have reacted to these shifts in different ways. Scudder's most recent move was to raise its weighting in Japan from 18% to 23% of the portfolio while simultaneously hedging against a declining yen. Scudder believes that while political and economic underpinnings remain fragile in Japan, there has been enough positive change to move its stance from cautious to cautiously optimistic. First, some relief was seen in the dollar/yen relationship, taking some of the deflationary heat off the economy. In addition, there have been: (1) signs of governmental action to address the nation's banking crisis; (2) a lowering of interest rates; (3) continued sharp declines in the dollar trade surplus; (4) another much needed fiscal stimulus package; and (5) new regulatory measures to encourage Japanese institutional investment overseas. While Clemente has permitted its Japanese exposure to decline modestly during the year, its remaining holdings have a large company bias with an emphasis on electronics and basic industries. Clemente was also successful in hedging a portion of its yen denominated position in the August
- September period.

     In general, both sub-advisers see a benign inflationary environment with gradual economic growth that has led them to shift toward greater overweightings in Europe. In particular, there has been a focus on European companies in less cyclically sensitive industries and often ones with global diversification characteristics that insulate them from currency volatility. While Scudder favors industry groups such as energy, financials, pharmaceuticals and consumer stocks, Clemente's thematic approach has led it to a more selective list of publishing companies, banks, packaged food producers and capital spending-related light manufacturers.

     The Fund's exposure in the emerging markets is below what it might otherwise be as a result of the turmoil in the Mexican market and the pressure that a declining dollar brought in the first part of the year on most emerging markets. For example, Clemente has reduced its combined position in Latin America and the Pacific Rim (excluding Japan) from 23% at the beginning of the Fund's fiscal year to 19% at year end. Now that the "Mexico" effect seems to be over with respect to the Pacific Rim countries, we expect the sub-advisers to begin adding positions again, particularly in Thailand, Malaysia and the Philippines. The sub-advisers will continue to evaluate the Fund's exposure in Latin America.

     WTC continues to be optimistic about the future investment prospects for the Rodney Square International Equity Fund. We invite your comments and questions, and we thank you for your investment in the Fund.

                                      Sincerely,


                                      /s/ Martin L. Klopping

                                      Martin L. Klopping
                                      President
December 15, 1995

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    INVESTMENTS / OCTOBER 31, 1995
    (Showing Percentage of Total Value of Net Assets)
------------------------------------------------------------------------------
                                                             VALUE
                                                SHARES      (NOTE 2)
                                                ------    ------------
COMMON STOCK - 90.4%
 AUSTRALIA - 2.1%
   Ampolex Ltd. (Oil Exploration).........      19,266    $    38,000
   Australian Gas Light Co., Ltd.
     (Gas & Oil Distributor)..............      22,760         78,560
   Broken Hill Propriety Co.
     (Metals - Diversified)...............       4,224         56,975
   Coca Cola Amatil, Ltd.
     (Soft Drink Distributor).............      14,711        113,385
   CRA, Ltd. (Metals Mining)..............       2,450         37,618
                                                          -----------
                                                              324,538
                                                          -----------
 AUSTRIA - 1.7%
   Austria Mikro Systeme International AG
     (Electronic Manufacturer)............       1,387        256,501
                                                          -----------
 BRAZIL - 2.6%
   Cesp-Cia Ener Sao Paulo ADR
     (Electric Utility)*..................       1,400         14,323
   Cia Ener De Minas Gerais ADR
     (Electric Utility)...................         700         15,138
   Cia Vale Do Rio Doce ADR
     (Mining & Rail Transportation).......       1,300         52,377
   Telebras - Sponsored ADR
     (Telecommunications).................       6,900        278,001
   Usinas Sideburg Minas Cerais ADR
     (Iron & Steel Manufacturer)..........       4,300         40,687
                                                          -----------
                                                              400,526
                                                          -----------
 CANADA - 1.7%
   Alcan Aluminum (Aluminum
     Manufacturer)........................           6            187
   Canadian Pacific (Holding Co.).........       5,127         81,877
   Royal Plastics Group, Ltd.
     (Plastics Manufacturer)*.............      12,000        161,375
   Teck Corp. (B Shares)
     (Mining & Metals)....................       1,000         18,397
                                                          -----------
                                                              261,836
                                                          -----------
 CHINA - 0.4%
   Huaneng Power International, Inc.
     ADR (Electric Utility)*..............       3,500         58,188
                                                          -----------
    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    INVESTMENTS -- CONTINUED
------------------------------------------------------------------------------
                                                             VALUE
                                                SHARES      (NOTE 2)
                                                ------    ------------
 FINLAND - 3.0%
   Kone Corp. (B Shares) (Elevator
     Manufacturer)........................       4,348    $   395,273
   Outokumpu Oy (A Shares) (Steel
     & Copper Manufacturer)...............       4,000         63,425
   Outokumpu Oy (A Warrants 1996)*........       6,000            634
                                                          -----------
                                                              459,332
                                                          -----------
 FRANCE - 6.2%
   Carrefour Supermarche (Retail
     Grocery).............................         200        117,311
   Compagnie De Saint Gobain (Building
     Materials Producer)..................         471         56,081
   LVMH (Moet-Hennessy) (Wines &
     Spirits).............................         400         79,487
   Michelin (C.G.D.E.) (B Shares)
     (Tire & Rubber)......................       1,450         58,487
   Pinault - Printemps (Retail
     Department Stores)...................         230         49,792
   Seita (Tobacco Products)...............       1,020         35,414
   Sidel SA (Industrial Machinery)........         765        265,292
   Societe Generale (Banking &
     Financial Services)..................         450         51,466
   Societe Nationale Elf Aquitaine
     (Petroleum Co.)......................       1,100         74,810
   Television Francaise (T.F.I.)
     (Broadcasting, Radio & TV)...........         310         31,972
   Total SA (B Shares) (Oil &
     Gas Exploration).....................       1,359         83,876
   Union Assurancesfederale SA
     (Insurance)..........................         400         42,480
                                                          -----------
                                                              946,468
                                                          -----------
 GERMANY - 8.2%
   Bankgesellschaft Berlin AG (Banking)...         693        202,696
   Bayer AG (Chemical Production
     and Marketing).......................         120         31,653
   Bayerische Vereinsbank AG (Banking)....       2,000         56,371
   Deutsche Bank AG (Banking).............       1,240         55,832
   Mannesmann AG (Miscellaneous
     Machinery)...........................         412        134,967
   RWE AG (Manufacturer and Retailer
     of Petroleum Products)...............         150         53,499
   SAP AG (Computer Software Services)....       1,200        188,896
   Schering AG (Pharmaceuticals)..........         900         62,668

    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    INVESTMENTS -- CONTINUED
------------------------------------------------------------------------------
                                                             VALUE
                                                SHARES      (NOTE 2)
                                                ------    ------------
   Veba AG (Electric Utility).............       3,780    $   154,465
   Viag AG (Metal Manufacturer)...........         172         69,517
   Wella AG (Personal Care Products)......         416        229,931
                                                          -----------
                                                            1,240,495
                                                          -----------
 HONG KONG - 3.9%
   First Pacific Co., Ltd. (Diversified
     Holding Co.).........................      50,000         57,555
   HSBC Holdings (Financial
     Services)............................      22,181        322,745
   Hutchinson Whampoa (Real Estate).......      18,000         99,176
   Sun Hung Kai Properties (Real
     Estate)..............................       5,000         39,933
   Swire Pacific, Ltd. (A Shares)
     (General Trading and Real Estate)....       6,500         48,760
   Television Broadcasts, Ltd.
     (Broadcast, Radio & TV)..............       6,000         24,057
                                                          -----------
                                                              592,226
                                                          -----------
 INDONESIA - 0.2%
   PT HM Sampoerna (Tobacco)..............       3,500         32,394
                                                          -----------
 IRELAND - 1.5%
   Bank of Ireland (Banking)..............      34,870        231,434
                                                          -----------
 ITALY - 3.2%
   Instituto Nationale Assicurazioni
     (Insurance)..........................      41,800         54,851
   Societa Italiana Per L'Eserreizio
     Delle Telecomunicazioni, P.A.
     (Telecommunications).................     134,000        203,116
   Telecom Italia Mobile Spa
     (Telecommunications).................     134,000        224,519
                                                          -----------
                                                              482,486
                                                          -----------
 JAPAN - 20.0%
   Cannon Inc. (Photographic Equipment)...       8,000        137,291
   Dai-Ni Demden Corp.
     (Telecommunications).................          16        130,074
   Fujitsu, Ltd. (Computer
     Manufacturer)........................      12,000        143,568
   Hitachi Metals, Ltd. (Iron & Steel
     Manufacturer)........................      24,000        296,549


    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    INVESTMENTS -- CONTINUED
------------------------------------------------------------------------------
                                                             VALUE
                                                SHARES      (NOTE 2)
                                                ------    ------------
   Hitachi, Ltd. (Electronics)............       9,000    $    92,672
   Ito Yokado Co. (Grocery Retail)........       1,000         54,818
   Itochu Corp. (Miscellaneous Retail)....      14,000         83,199
   Kawasaki Steel First Section
     (Steel Products).....................      10,000         33,342
   Keyence Corp. (Electronics)............         800         98,850
   Kyocera Corp. (Bioceramics
     Manufacturer)........................       4,000        328,715
   Mabuchi Motor Co. (Automobile
     Manufacturer)........................         700         42,492
   Matsushita Electric Industrial Co.,
     Ltd. (Electronics)...................       6,000         85,317
   Mitsui Trust & Banking (Banking).......      24,000        192,522
   Nec Corp. (Electronics)................      22,000        291,254
   NGK Spark Plug (Spark Plug
     Manufacturer)........................       4,000         54,917
   Nippon Shokubai (Chemical
     Manufacturer)........................       4,000         34,990
   Nisshin Steel Co., Ltd. (Steel
     Manufacturer)........................       9,000         33,450
   Secom Co. (Electrical Engineering
     and Electronics).....................       1,000         65,311
   Shin-Etsu Chemical Co. (Chemical
     Producer)............................      12,000        245,948
   SMC Corp. (Pneumatic Equipment
     Manufacturer)........................       1,600        112,814
   Sony Music Entertainment
     (Miscellaneous Manufacturer).........       1,100         47,248
   Sumitomo Electric Industries
     (Electronics)........................       3,000         34,715
   Sumitomo Metal Industries (Iron
     & Steel Manufacturer)................      22,000         59,761
   Tokyo Electron, Ltd. (Industrial
     Electronic Machines).................       7,000        304,787
   Tsutsumi Jewelry (Jewelry
     Manufacturer)........................         700         34,666
                                                          -----------
                                                            3,039,270
                                                          -----------
 MALAYSIA - 2.1%
   Maylayan Banking (Banking).............       6,000         48,321
   Renong Berhad (Diversified Holding
     Co.).................................      27,000         41,155
   United Engineers, Ltd. (Engineering
     & Construction)......................      38,000        235,867
                                                          -----------
                                                              325,343
                                                          -----------

    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    INVESTMENTS -- CONTINUED
------------------------------------------------------------------------------
                                                             VALUE
                                                SHARES      (NOTE 2)
                                                ------    ------------
 MEXICO - 1.3%
   Grupo Televisa S.A. (Broadcasting
     & Television)........................      11,400    $   195,226
                                                          -----------
 NETHERLANDS - 7.4%
   Aegon N.V. (Insurance).................       3,425        129,773
   Akzo N.V. (Chemicals)..................         380         43,194
   Elsevier N.V. (Publisher)..............       3,170         40,906
   Heineken N.V. (Beverage Manufacturer)..         250         44,279
   International Nederlanden Groep
     (Financial Services).................       1,411         83,987
   Philips Electronics N.V.
     (Electronics)........................       2,570         99,165
   Polygram N.V. (Music Producer and
     Publisher)...........................       5,680        353,900
   Royal Dutch Petroleum (Petroleum
     Exploration).........................         370         45,849
   Wolters Kluwer N.V. (Publishing
     and Printing)........................       3,185        289,307
                                                          -----------
                                                            1,130,360
                                                          -----------
 NEW ZEALAND - 1.3%
   Fletcher Challenge, Ltd. (Forest
     Products & Paper)....................      46,817        116,393
   Telecom Corp. of New Zealand, Ltd.
     (Telecommunications).................      21,320         88,400
                                                          -----------
                                                              204,793
                                                          -----------
 NORWAY - 0.9%
   Fokus Banken AS (Banking)*.............       5,300         28,033
   Saga Petroleum AS (A Shares) (Oil
     & Gas Exploration)...................       8,200        102,513
                                                          -----------
                                                              130,546
                                                          -----------
 PHILIPPINES - 0.6%
   Filinvest Land, Inc. (Real Estate
     Developer)*..........................      80,000         21,545
   Metropolitan Bank & Trust
     (Banking)............................       3,009         55,568
   SM Prime Holdings, Inc. (Developer
     and Holding Co. of Shopping Malls)*..      80,000         21,545
                                                          -----------
                                                               98,658
                                                          -----------

    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    INVESTMENTS -- CONTINUED
------------------------------------------------------------------------------
                                                             VALUE
                                                SHARES      (NOTE 2)
                                                ------    ------------
 SINGAPORE - 1.5%
   Development Bank of Singapore, Ltd.
     (Banking)............................      20,250    $   231,690
                                                          -----------
 SPAIN - 0.5%
   Repsol SA (Oil and Gas Exploration)....       2,595         77,334
                                                          -----------
 SWEDEN - 2.0%
   Astra AB (A Shares) (Pharmaceuticals)..       3,225        118,375
   Skandia Forsakrings AB (Insurance).....       2,800         70,975
   SKF AB (B Shares) (Miscellaneous
     Machinery)...........................       5,800        109,936
                                                          -----------
                                                              299,286
                                                          -----------
 SWITZERLAND - 6.2%
   BBC Brown Boveri Group Ptg.
     Certificate (Energy Holding Co.).....         125        144,522
   Ciba-Geigy AG (Bearer Shares)
     (Pharmaceuticals)....................         128        110,122
   Nestle SA (Registered Shares)
     (Food and Beverage Manufacturer).....         287        299,824
   Sandoz AG (Registered Shares)
     (Pharmaceuticals)....................         100         82,258
   Schweizerische Bankgesellschaft
     (Banking & Financial Services).......          68         73,426
   SGS Societe Gen De Surveill
     (Bearer Shares) (Commercial
     Services)............................          56        105,453
   Sulzer AG (Miscellaneous Manufacturer).          63         40,097
   Zurich Versicherungsgesellschaft
     (Insurance)..........................         305         87,020
                                                          -----------
                                                              942,722
                                                          -----------
 THAILAND - 1.3%
   American Standard Sanitaryware, Ltd.
     (Household Products).................       1,000         17,095
   Bangkok Bank Co., Ltd. (Banking).......       2,800         28,940
   Thai Farmers Bank Co. (Banking)........       3,200         26,460
   The Siam Commercial Bank, Ltd.
     (Banking)............................      11,000        128,562
                                                          -----------
                                                              201,057
                                                          -----------
 TURKEY - 0.4%
   Turkiye Garanti Bankasi A.S. ADR
     (Banking)............................       6,400         60,481
                                                          -----------
    The accompanying notes are an integral part of the financial statements. THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    INVESTMENTS -- CONTINUED
------------------------------------------------------------------------------
                                                             VALUE
                                                SHARES      (NOTE 2)
                                                ------    ------------
 UNITED KINGDOM - 10.2%
   B.A.T. Industries plc (Tobacco)........      30,388    $   248,642
   Bank of Ireland (Banking)..............       2,062         13,657
   British Gas plc (Gas Utility)..........      14,400         54,712
   Enterprise Oil Ord. (Oil & Gas
     Exploration).........................       3,938         20,798
   Guinness plc (Brewery).................       5,000         39,965
   Kingfisher plc (Retail Department
     Stores)..............................      11,000         82,461
   Powergen plc (Electric Utility)........      11,322        101,386
   Reed International plc
     (Publishing).........................      20,000        303,327
   Reuters Holdings plc (B Shares)
     (Publishing).........................      26,550        246,120
   Smithkline Beecham (A Shares)
     (Pharmaceuticals)....................      10,522        109,556
   The R.T.Z. Corp. (Metals Mining).......       8,265        114,013
   Thorn EMI plc (Amusement and
     Recreation Services).................       5,467        126,957
   Zeneca Group plc (Pharmaceuticals).....       4,700         87,325
                                                          -----------
                                                            1,548,919
                                                          -----------
   TOTAL COMMON STOCK (COST $11,950,995).............      13,772,109
                                                          -----------
                                              PRINCIPAL
                                                AMOUNT
                                              ---------
CORPORATE BONDS - 1.9%
  Amer Group, 6.25%, 06/15/03
    (Convertible Bond) (COST $295,986).......  330,000        293,700
                                                          -----------
TOTAL INVESTMENTS (COST $12,246,981)** - 92.3%.......      14,065,809

OTHER ASSETS AND LIABILITIES, NET - 7.7%.............       1,173,619
                                                          -----------
NET ASSETS - 100.0%..................................     $15,239,428
                                                          ===========
*  Non-income producing security.

** The  cost  for federal income tax purposes was $12,249,975.  At  October  31,
   1995, net unrealized appreciation was $1,815,834. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,698,706 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $882,872.


    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    INVESTMENTS -- CONTINUED
------------------------------------------------------------------------------
                             SECTOR DIVERSIFICATION
------------------------------------------------------------------------------
                                                                VALUE
                                                % OF NET       (NOTE 2)
                                                 ASSETS     (IN THOUSANDS)
                                                --------    -------------

 Basic Industry.........................         10.42        $ 1,588
 Financial..............................         17.78          2,710
 Producer Durables......................         22.02          3,356
 Consumer Cyclical......................          4.17            636
 Utilities..............................          9.19          1,401
 Media & Services.......................         20.76          3,164
 Energy.................................          4.21            641
 Health.................................          3.74            570
                                                ------        -------
 Total Investment Portfolio.............         92.29         14,066
 Other Assets and Liabilities, Net......          7.71          1,173
                                                ------        -------
 Total Net Assets.......................        100.00        $15,239
                                                ======        =======






























    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    FINANCIAL STATEMENTS
------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995

ASSETS:
Investments, at market (identified cost
  $12,246,981) (Note 2)......................                   $14,065,809
Cash in interest bearing account.............                     1,250,042
Forward foreign currency exchange
  contracts held at market (identified
  cost $249,147).............................                       245,692
Receivables:
  Investments sold...........................                       352,996
  Dividends and interest.....................                        36,470
  Foreign taxes recoverable..................                        11,721
  Forward foreign currency exchange
   contracts sold (Note 6)...................                     1,435,377
Other assets.................................                           258
                                                                -----------
     Total assets............................                    17,398,365

LIABILITIES:
Payables:
  Investments purchased......................      $  420,162
  Fund shares redeemed.......................           2,036
  Due to Adviser (Note 4)....................           3,819
  Accrued expenses (Note 4)..................          65,558
  Forward foreign currency exchange
    contracts held...........................         249,147
  Foreign currencies to deliver
    (Note 6).................................       1,418,215
                                                   ----------
     Total liabilities.......................                     2,158,937
                                                                -----------
NET ASSETS, at market value                                     $15,239,428
                                                                ===========
NET ASSETS CONSIST OF:
Common stock.................................                   $    12,557
Additional capital paid in...................                    13,091,950
Undistributed net investment income..........                        55,838
Accumulated net realized gain (loss) on:
  Investments................................                       250,757
  Foreign currency transactions..............                        (3,553)
Net unrealized appreciation on:
  Investments................................                     1,818,828
  Translation of assets and liabilities
    in foreign currencies....................                        13,051
                                                                -----------
NET ASSETS, for 1,255,650 shares
  outstanding................................                   $15,239,428
                                                                ===========

    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    FINANCIAL STATEMENTS -- CONTINUED
------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES--CONTINUED

NET ASSET VALUE and redemption price
  per share ($15,239,428 / 1,255,650
  outstanding shares of common stock,
  $0.01 par value)...........................                        $12.14
                                                                     ======
Maximum offering price per share
  (100/96.00 of $12.14)......................                        $12.65
                                                                     ======








































    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    FINANCIAL STATEMENTS -- CONTINUED
------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Fiscal Year Ended October 31, 1995

INVESTMENT INCOME:
  Dividends...................................                     $ 317,578
  Interest....................................                       108,840
                                                                   ---------
                                                                     426,418
  Less foreign taxes withheld.................                       (33,640)
                                                                   ---------
                                                                     392,778
EXPENSES:
  Advisory fee (Note 4).......................      $ 192,537
  Administration fee (Note 4).................         17,328
  Accounting fee (Note 4).....................         75,000
  Distribution expenses (Note 4)..............          6,857
  Custodian fees..............................         60,308
  Reports to shareholders.....................         11,534
  Legal.......................................         24,496
  Audit.......................................         36,000
  Registration fees...........................         24,229
  Directors' fees and expenses (Note 4).......          5,400
  Transfer Agency fees........................         14,947
  Other.......................................         15,178
                                                   ----------
    Total expenses before reimbursement
      from Adviser............................        483,814
    Reimbursement of expenses from
      Adviser (Note 4)........................       (146,874)
                                                   ----------
    Expenses, net.............................                       336,940
                                                                   ---------
  Net investment income.......................                        55,838
                                                                   ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain (loss) from:
    Investments...............................                       250,757
    Foreign currency transactions.............                        (3,553)
  Net unrealized appreciation (depreciation)
    during the year on:
      Investments.............................                      (983,343)
      Translation of assets and liabilities
        in foreign currencies.................                         5,627
                                                                   ---------
  Net realized and unrealized loss from
    investments and foreign currency..........                      (730,512)
                                                                   ---------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS..................................                     $(674,674)
                                                                   =========
    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    FINANCIAL STATEMENTS -- CONTINUED
------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
                                                       FOR THE FISCAL YEARS
                                                         ENDED OCTOBER 31,
                                                    --------------------------
                                                        1995           1994
                                                    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss)...............       $    55,838    $   (51,649)
  Net realized gain (loss)  on:
    Investments..............................           250,757      1,993,499
    Foreign currency transactions............            (3,553)       (61,586)
  Net unrealized appreciation (depreciation)
    during the year on:
      Investments............................          (983,343)       302,721
      Translation of assets and liabilities
        in foreign currencies................             5,627          9,127
                                                    -----------    -----------
  Net increase (decrease) in net assets
    resulting from operations................          (674,674)     2,192,112
                                                    -----------    -----------
Distributions to shareholders from:
  Net realized gain from investment
    transactions ($1.00 and $0.19 per
    share, respectively).....................        (1,850,722)      (322,092)
                                                    -----------    -----------
Increase (decrease) in net assets from Fund
  share transactions (Note 5)................        (6,692,436)     3,642,020
                                                    -----------    -----------
  Increase (decrease) in net assets..........        (9,217,832)     5,512,040

NET ASSETS:
  Beginning of year..........................        24,457,260     18,945,220
                                                    -----------    -----------
  End of year (including undistributed
    net investment income of $55,838
    and $633,204, respectively)..............       $15,239,428    $24,457,260
                                                    ===========    ===========













    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
The  following  table includes selected data for a share outstanding  throughout
each   year  and  other  performance  information  derived  from  the  financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                        FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                     ------------------------------------------
                                      1995     1994    1993      1992    1991
                                     ------   ------  ------   ------   ------
NET ASSET VALUE - BEGINNING OF
  YEAR.............................  $13.36   $12.35  $ 9.60   $11.64   $11.08

INVESTMENT OPERATIONS:
  Net investment income (loss).....    0.03    (0.03)   0.04     0.01     0.18
  Net realized and unrealized gain
    (loss) on investment and
    foreign currency transactions..   (0.25)    1.23    2.71    (1.24)    0.62
                                     ------   ------  ------   ------   ------
      Total from investment
        operations.................   (0.22)    1.20    2.75    (1.23)    0.80
                                     ------   ------  ------   ------   ------
DISTRIBUTIONS:
  From net investment income.......      --       --      --    (0.05)   (0.13)
  From net realized gain on
    investment transactions........   (1.00)   (0.19)     --    (0.76)   (0.11)
                                     ------   ------  ------   ------   ------
      Total distributions..........   (1.00)   (0.19)     --    (0.81)   (0.24)
                                     ------   ------  ------   ------   ------
NET ASSET VALUE - END OF YEAR.....   $12.14   $13.36  $12.35   $ 9.60   $11.64
                                     ======   ======  ======   ======   ======
TOTAL RETURN*.....................  (1.18)%    9.74%  28.65% (11.42)%    7.42%

RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:
    Expenses**....................    1.75%    1.75%   1.75%    1.75%    1.75%
    Net investment income (loss)..    0.29%  (0.21)%   0.37%    0.09%    1.12%
Portfolio turnover rate...........   67.1%     81.2%  148.4%   103.7%    74.5%
Net assets at end of year
  (000 omitted)................... $15,239   $24,457 $18,945  $20,418  $43,413


* These results do not include the sales load. If the sales load had been included, the returns would have been lower.

** The Adviser reimbursed the Fund for a portion of the Fund's expenses amounting to $.09, $.05, $.19, $.05, and $.02 per share for each of the five fiscal years in the period ended October 31, 1995, respectively. If these expenses had been incurred by the Fund, the ratio of expenses to average daily net assets would have been 2.51%, 2.15%, 3.51%, 2.20%, and 1.87%, for each of the five fiscal years in the period ended October 31, 1995, respectively.

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------
1. DESCRIPTION OF THE FUND. The Rodney Square International Securities Fund, Inc. (the "Corporation"), a diversified, open-end management investment company, was incorporated in Maryland on July 24, 1987, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Its Articles of Incorporation permit the Board of Directors to establish an unlimited number of series each of which may issue separate classes of shares. The Rodney Square International Equity Fund (the "Fund"), the only series established, commenced investment operations on November 2, 1987.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund:

   SECURITY VALUATION. The Fund's securities, except investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sales price in the principal market in which the securities are normally traded. Lacking any sales, a security will be valued at the mean between the closing bid and ask price. Debt securities having a maturity of 60 days or less are valued at cost with any premium amortized or discount accreted over the period remaining until maturity unless the Fund's Board of Directors determines that this does not represent fair value. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

   FEDERAL INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

   DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. Distributions of net investment income and net realized gains, if any, will be made annually. Additional distributions may be made to the extent necessary to avoid the payment of a 4% excise tax.

   FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and

   (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    NOTES TO FINANCIAL STATEMENTS -- CONTINUED
------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

   Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in exchange rates.

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Fund may enter into forward foreign currency exchange contracts. Additionally, from time to time the Fund may enter into these contracts to hedge certain foreign currency assets.

   Foreign currency exchange contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized gains or losses arising from such transactions are included in net realized gain (loss) from foreign currency transactions.

   OTHER. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date, except if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on an accrual basis.

   The Fund reclassified $633,204, $107,068, and $(887,537) from undistributed net investment income, accumulated net realized gain on investments, and accumulated net realized (loss) on foreign currency transactions, respectively, to additional capital paid in. these reclassifications were made to present undistributed income and accumulated gains (losses) on a tax basis and have no impact on the net asset value of the Fund.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES. Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 1995 were $11,832,579 and $19,091,538, respectively.

4. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund employs Wilmington Trust Company ("WTC"), a wholly owned subsidiary of Wilmington Trust Corporation, a publicly held bank holding company, to furnish investment advisory services to the Fund. Under WTC's Advisory Contract with the Corporation, WTC acts as Investment Adviser and, subject to the supervision of the Board of Directors, directs the investments of the Fund. The Fund's assets are managed by two sub-advisers, each of which has

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    NOTES TO FINANCIAL STATEMENTS -- CONTINUED
------------------------------------------------------------------------------
4. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES--CONTINUED

   entered into an identical Sub-Advisory Agreement with WTC and the Corporation. Each sub-adviser makes specific investments for the Fund in accordance with the Fund's investment objective, policies and limitations, and is compensated by WTC for the services it provides.

   The Fund pays WTC a monthly fee at the annual rate of 1.00% of the average daily net assets of the Fund. WTC has agreed to waive its advisory fee or reimburse the Fund monthly to the extent that expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 1.75% of the Fund's average daily net assets. This undertaking may be rescinded at any time in the future. The advisory fee for the fiscal year ended October 31, 1995 amounted to $192,537. During the fiscal year ended October 31, 1995, WTC reimbursed a portion of the Fund's expenses in the amount of $146,874.

   Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of WTC, serves as Administrator to the Fund pursuant to an Administration Agreement with the Corporation dated December 31, 1992. As Administrator, RSMC is responsible for services such as financial reporting, compliance monitoring and corporate management. For the services provided, RSMC receives a monthly administration fee from the Fund at an annual rate of 0.09% of the Fund's average daily net assets. The administration fee paid to RSMC for the fiscal year ended October 31, 1995 amounted to $17,328.

   Pursuant to a Distribution Agreement with the Corporation dated as of December 31, 1992, Rodney Square Distributors, Inc. ("RSD"), a wholly owned subsidiary of WTC, manages the Fund's distribution efforts and utilizes its personnel to provide assistance and expertise in developing marketing plans and materials. The Corporation's Board of Directors has adopted, and the Fund's shareholders have approved, a distribution plan (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act to allow the Fund to reimburse RSD for certain distribution activities and to allow WTC to incur certain expenses the payment of which may be considered to constitute indirect payment by the Corporation of distribution expenses of the Fund. The Board of Directors has authorized a payment of up to 0.25% of the Fund's average daily net assets annually to reimburse RSD for such expenses. For the fiscal year ended October 31, 1995 such expenses amounted to $6,857.

   RSMC determines the net asset value per share and provides accounting services to the Fund pursuant to an Accounting Services Agreement with the Corporation. For its services, RSMC receives an annual fee of $75,000 plus an amount equal to 0.03% of that portion of the Fund's average daily net assets over $100,000,000. For the fiscal year ended October 31, 1995, RSMC's fees for accounting services amounted to $75,000.

   RSMC serves as Transfer Agent and Dividend Paying Agent to the Fund pursuant to a Transfer Agent Agreement with the Corporation dated December 31, 1992. The Fund pays RSMC $7 per account per year, subject to a minimum fee of $1,000, per month, plus out-of-pocket expenses.

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    NOTES TO FINANCIAL STATEMENTS -- CONTINUED
------------------------------------------------------------------------------
4. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES--CONTINUED

   The Directors of the Corporation who are "interested persons" of the Corporation, WTC or its affiliates and all personnel of the Corporation or WTC performing services related to research, statistical and investment activities are paid by WTC or its affiliates. The fees and expenses of the "non-interested" Directors amounted to $5,400 for the fiscal year ended October 31, 1995.

5. FUND  SHARES.   At October 31, 1995, there were 100,000,000 shares  of  $0.01 par value common stock authorized. Transactions in shares of the Fund were as follows:
                                 FOR THE FISCAL YEAR      FOR THE FISCAL YEAR
                                ENDED OCTOBER 31, 1995   ENDED OCTOBER 31,1994
                                ----------------------   ---------------------
                                 SHARES      AMOUNT       SHARES     AMOUNT
                               ---------  -----------   ---------  ----------
  Shares sold.................   219,948  $ 2,630,182     576,988  $7,319,590
  Shares issued to shareholders
    in reinvestment of
    distributions from net
    investment income and net
    realized gains............   108,347    1,239,487      20,434     264,415
  Shares redeemed.............  (902,642) (10,562,105)   (301,534) (3,941,985)
                               ---------  -----------   ---------  ----------
  Net increase (decrease).....  (574,347) $(6,692,436)    295,888  $3,642,020
                                          ===========              ==========
  Shares outstanding:
    Beginning of year......... 1,829,997                1,534,109
                               ---------                ---------
    End of year............... 1,255,650                1,829,997
                               =========                =========

6. COMMITMENTS. As of October 31, 1995, the Fund had entered into forward foreign currency exchange contracts which contractually obligate the Fund to deliver currencies at specified future dates. The open contracts were as follows:

                                                                 NET UNREALIZED
                                                                  APPRECIATION
                                                      SETTLEMENT (DEPRECIATION)
     CONTRACTS TO DELIVER         IN EXCHANGE FOR        DATE     U.S. DOLLARS
-----------------------------  ---------------------- ---------- --------------
Australian Dollar          12  U.S. Dollar          9  11/01/95           0
Japanese Yen       35,166,667  U.S. Dollar    357,204  03/18/96       5,740
Japanese Yen       35,166,667  U.S. Dollar    358,313  04/16/96       5,387
Japanese Yen       35,166,666  U.S. Dollar    366,319  09/20/96       5,490
Netherlands Guilder   489,067  U.S. Dollar    309,830  11/01/95         470
German Mark            61,527  U.S. Dollar     43,702  11/07/95          75
U.S. Dollar           249,147  Austrian
                                 Schilling  2,437,902   11/06/95     (3,455)

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    REPORT OF INDEPENDENT AUDITORS
------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Directors of The Rodney Square International Securities Fund, Inc. and the Shareholders of The Rodney Square International Equity Fund:

We have audited the accompanying statement of assets and liabilities of The Rodney Square International Equity Fund, including the schedule of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Rodney Square International Equity Fund at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                  /s/ Ernst & Young LLP
Baltimore, Maryland
November 30, 1995

THE RODNEY SQUARE INTERNATIONAL EQUITY FUND
-------------------------------------------
    TAX INFORMATION
------------------------------------------------------------------------------

Pursuant to Section 852 of the Internal Revenue Code of 1986, the Fund designates $1,283,047 ($0.6941 per share) as long-term capital gain dividend for purposes of calculating its dividend paid deduction. In addition, during the year ended October 31, 1995, the Fund recognized $66,639 of foreign source income.

Due to the nature of its investments, the Fund pays a variety of foreign taxes throughout the year. For the year ended October 31, 1995, the Fund paid foreign taxes of $33,640. The Fund intends to make a distribution in December 1995 and, as in prior years, it will make an election under Section 853 of the Internal Revenue Code. This election allows shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

In January 1996, shareholders will receive federal income tax information on all distributions paid to their accounts in the calendar year 1995. Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax return.

               DIRECTORS
             Eric Brucker                      THE RODNEY SQUARE
            Fred L. Buckne                        INTERNATIONAL
          Martin L. Klopping                      EQUITY FUND
           John J. Quindlen
          ------------------

               OFFICERS
      Martin L. Klopping, PRESIDENT
   Joseph M. Fahey, Jr., VICE PRESIDENT           [Graphic] Ceasar
Robert C. Hancock, VICE PRESIDENT & TREASURER       Rodney upon his
    Marilyn Talman, Esq., SECRETARY                 gallopping horse
  Diane D. Marky, ASSISTANT SECRETARY               facing right,
 Connie L. Meyers, ASSISTANT SECRETARY              reverse image on
Louis C. Schwartz, Esq., ASSISTANT SECRETARY        dark background
  John J. Kelley, ASSISTANT TREASURER
 --------------------------------------------

           INVESTMENT ADVISER
        Wilmington Trust Company
        ------------------------

    ADMINISTRATOR AND TRANSFER AGENT
  Rodney Square Management Corporation
  ------------------------------------

               CUSTODIAN
      Chase Manhattan Bank, N.A.
      --------------------------

              DISTRIBUTOR
     Rodney Square Distributors, Inc.
     --------------------------------

            LEGAL COUNSEL
     Kirkpatrick & Lockhart LLP
     --------------------------

         INDEPENDENT AUDITORS                       ANNUAL REPORT
          Ernst & Young LLP                        OCTOBER 31, 1995
         --------------------



THIS REPORT IS SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS  OF  THE
FUND.  THE REPORT IS NOT AUTHORIZED  FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN
THE  FUND UNLESS PRECEDED OR ACCOMPANIED
BY AN EFFECTIVE PROSPECTUS.

RS01